 COMMON SHARES                                                     COMMON SHARES

                                     [LOGO]

                                SURMODICS, INC.

                                                             CUSIP 868873 10 0



             INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

                                           SEE REVERSE FOR CERTAIN DEFINITIONS





THIS CERTIFIES THAT

IS THE OWNER OF

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.05 PAR VALUE, OF

                                  SURMODICS, INC.

    TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT-REGISTRAR.

        IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS.

    DATED:

                               SECRETARY                         PRESIDENT

COUNTERSIGNED AND REGISTERED:
FIRSTAR TRUST COMPANY
(MILWAUKEE, WISCONSIN)   TRANSFER AGENT AND REGISTRAR

BY:

                                AUTHORIZED SIGNATURE

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM      -- as tenants in common           UNIF GIFT MIN ACT--       ...........  Custodian  ...........
TEN ENT      -- as tenants by the entireties                                (Cust)               (Minor)
JT TEN       -- as joint tenants with right                                 under Uniform Gifts to Minors
                of survivorship and not as                               Act  ..............................
                tenants in common                                                      (State)



         Additional abbreviations may also be used though not in the above list.

                FOR VALUE RECEIVED____ HEREBY SELL, ASSIGN AND TRANSFER UNTO

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
    ------------------------------------------

    ------------------------------------------



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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE



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                                         Shares of the capital stock represented
----------------------------------------



by the within Certificate, and do hereby irrevocably constitute and appoint



                                                                       Attorney
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to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.



Dated
                                 ----------------------------------------------



                                 ----------------------------------------------
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED BY: